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                                                                    EXHIBIT 10.1



                         VESTCOM INTERNATIONAL, INC.

                       1997 EQUITY COMPENSATION PROGRAM


            1. Purposes. This Vestcom International, Inc. 1997 Equity Compensation Program (the "Program") is intended to secure for Vestcom International, Inc. (the "Corporation" or the "Company"), its direct and indirect present and future subsidiaries, including without limitation any entity which the Company reasonably expects to become a subsidiary (the "Subsidiaries") and its stockholders, the benefits arising from ownership of the Corporation's Class A Voting Common Stock, no par value ("Common Stock"), by those selected directors, officers, key employees and consultants of the Corporation and the Subsidiaries who are most responsible for future growth. The Program is designed to help attract and retain superior individuals for positions of substantial responsibility with the Corporation and the Subsidiaries and to provide these persons with an additional incentive to contribute to the success of the Corporation and the Subsidiaries.

            2. Elements of the Program. In order to maintain flexibility in the award of benefits, the Program is comprised of six parts -- the Incentive Stock Option Plan ("Incentive Plan"), the Supplemental Stock Option Plan ("Supplemental Plan"), the Stock Appreciation Rights Plan ("SAR Plan"), the Performance Share Plan ("Performance Share Plan"), the Stock Bonus Plan ("Stock Bonus Plan") and the Independent Director Plan (the "Independent Director Plan"). Copies of the Incentive Plan, Supplemental Plan, SAR Plan, Performance Share Plan, Stock Bonus Plan and Independent Director Plan are attached hereto as Parts I, II, III, IV, V and VI, respectively, and are collectively referred to herein as the "Plans." The grant of an option, stock appreciation right, performance share or stock bonus under one of the Plans shall not be construed to prohibit the grant of an option, stock appreciation right, performance share or stock bonus under any of the other Plans.

            3. Applicability of General Provisions. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the Program set forth below under the heading "General Provisions of Equity Compensation Program."
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              GENERAL PROVISIONS OF EQUITY COMPENSATION PROGRAM

            Article 1. Administration. The Program shall be administered by the Board of Directors of the Corporation (the "Board" or the "Board of Directors") or any duly created committee appointed by the Board and charged with the administration of the Program. The Board, or any duly appointed committee, when acting to administer the Program, is referred to as the "Program Administrator". Any action of the Program Administrator shall be taken by majority vote at a meeting or by unanimous written consent of all members without a meeting. No Program Administrator or member of the Board of the Corporation shall be liable for any action or determination made in good faith with respect to the Program or with respect to any option, stock appreciation right, performance share or stock bonus granted thereunder. Notwithstanding any other provision of the Program, administration of the Vestcom International, Inc. Independent Director Plan, set forth as Part VI of this Program, shall be self-executing in accordance with the terms of the Independent Director Plan, and no Program Administrator shall exercise any discretionary functions with respect to option grants made under such Independent Director Plan.

            Article 2. Authority of Program Administrator. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrator shall have the authority: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to prescribe, amend and rescind rules and regulations relating to the Program; (d) to determine the persons to whom options, stock appreciation rights, performance shares and stock bonuses shall be granted under the Program; (e) to determine the time or times at which options, stock appreciation rights, performance shares or stock bonuses shall be granted under the Program; (f) to determine the number of shares subject to any discretionary option or stock appreciation right under the Program and the number of shares to be awarded as performance shares or stock bonuses under the Program as well as the option price, and the duration of each option, stock appreciation right, performance share and stock bonus, and any other terms and conditions of options, stock appreciation rights, performance shares and stock bonuses; and (g) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations and interpretations made by the Program Administrator shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs and beneficiaries.

            Article 3. Maximum Number of Shares Subject to the Program. The maximum aggregate number of shares of Common Stock that may be subject to outstanding stock options, stock appreciation rights, performance shares and stock bonuses, determined immediately after the grant of any stock option, stock appreciation right, performance share or stock bonus, shall not exceed the greater of 700,000 shares or 10% of the total number of shares of Common Stock outstanding. Notwithstanding the foregoing, the number of shares that may be delivered upon exercise of incentive stock options shall not exceed 700,000. No one person participating in the Program may receive options, separately exercisable stock appreciation rights or other awards for more than 100,000 shares of Common Stock per calendar year. All such shares may be issued under any Plan which is part of the Program. If any of the options (including incentive stock


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options) or stock appreciation rights granted under the Program expire or terminate for any reason before they have been exercised in full, the unissued shares subject to those expired or terminated options and/or stock appreciation rights shall again be available for the purposes of the Program. If the performance objectives associated with the grant of any performance shares are not achieved within the specified performance objective period or if the performance share grant terminates for any reason before the performance objective date arrives, the shares of Common Stock associated with such performance shares shall again be available for the purposes of the Program. If any stock provided to a recipient as a stock bonus is forfeited, the shares of Common Stock so forfeited shall again be available for purposes of the Program. Any shares of Common Stock delivered pursuant to the Program may consist, in whole or in part, of authorized and unissued shares or treasury shares.

            Article 4. Eligibility and Participation. All employees of the Corporation and the Subsidiaries, including officers, whether or not directors of the Corporation or the Subsidiaries, all consultants of the Corporation and the Subsidiaries, whether or not directors of the Corporation or the Subsidiaries, and all non-employee directors of the Corporation shall be eligible to participate in the Program. The term "employee" shall include any person who has agreed to become an employee and the term "consultant" shall include any person who has agreed to become a consultant.

            Article 5. Effective Date and Term of Program. The Program shall become effective immediately upon approval of the Board of Directors and shareholders of the Corporation. The Program shall continue in effect for a term of ten years from the earlier of the date the Program is adopted by the Board of Directors or the date it is approved by the shareholders, unless sooner terminated by the Board of Directors of the Corporation.

            Article 6. Adjustments. Subject to the provisions of Articles 18 and 19 and the terms of the Independent Director Plan, in the event that the outstanding shares of Common Stock of the Corporation are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split (an "Adjustment Event"), an appropriate and proportionate adjustment shall be made by the Program Administrator in the maximum number and kind of shares as to which options, stock appreciation rights and performance shares may be granted under the Program. A corresponding adjustment changing the number or kind of shares allocated to unexercised options, stock appreciation rights, performance shares and stock bonuses or portions thereof, which shall have been granted prior to any such Adjustment Event, shall likewise be made. Any such adjustment in outstanding options and stock appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option or stock appreciation right but with a corresponding adjustment in the price for each share or other unit of any security covered by the option or stock appreciation right. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded. Notwithstanding the foregoing, no adjustment shall be made in the number of shares subject to options to be granted after an Adjustment Event to an Independent Director (as defined in the Independent


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Director Plan) upon such person's becoming an Independent Director and on each subsequent Anniversary Date (as defined in the Independent Director Plan); it being the intent of the Independent Director Plan that the 10,000 share initial option grant and the 5,000 share subsequent option grants remain fixed notwithstanding subsequent Adjustment Events.

            Article 7. Termination and Amendment of Program and Awards. No options, stock appreciation rights, performance shares or stock bonuses shall be granted under the Program after the termination of the Program. The Program Administrator may at any time amend or revise the terms of the Program or of any outstanding option, stock appreciation right, performance share or stock bonus issued under the Program, provided, however, that any shareholder approval necessary or desirable in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or other applicable law or regulation shall be obtained. No amendment, suspension or termination of the Program or of any outstanding option, stock appreciation right, performance share or stock bonus shall, without the consent of the person who has received an option, stock appreciation right, performance share or stock bonus, impair any of that person's rights or obligations under any option, stock appreciation right, performance share or stock bonus granted under the Program prior to such amendment, suspension or termination without that person's written consent.

            Article 8. Privileges of Stock Ownership. Notwithstanding the exercise of any option granted pursuant to the terms of the Program or the achievement of any performance objective specified in any performance share granted pursuant to the terms of the Program, no person shall have any of the rights or privileges of a stockholder of the Corporation in respect of any shares of stock issuable upon the exercise of his or her option or achievement of his or her performance objective until certificates representing the shares have been issued and delivered. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which any stock certificate is issued pursuant to the Program.

            Article 9. Reservation of Shares of Common Stock. The Corporation, during the term of the Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.

            Article 10. Tax Withholding. The exercise of any option, stock appreciation right or performance share and the grant of any stock bonus under the Program are subject to the condition that, if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then, in such event, the exercise of the option, stock appreciation right or performance share or the grant of such stock bonus or the elimination of the risk of forfeiture relating thereto shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

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            Article 11. Employment; Service as a Consultant or Director. Nothing
in the Program gives to any person any right to continued employment by the Corporation or the Subsidiaries or to continued service as a consultant to or director of the Corporation or limits in any way the right of the Corporation, the Subsidiaries or the Corporation's shareholders at any time to terminate or alter the terms of that employment or service.

            Article 12. Investment Letter; Restrictions on Obligation of the Corporation to Issue Securities; Restrictive Legend. Any person acquiring Common Stock or other securities of the Corporation pursuant to the Program, as a condition precedent to receiving the shares of Common Stock or other securities, may be required by the Program Administrator to submit a letter to the Corporation stating that the shares of Common Stock or other securities are being acquired for investment and not with a view to the distribution thereof. The Corporation shall not be obligated to sell or issue any shares of Common Stock or other securities pursuant to the Program unless, on the date of sale and issuance thereof, the shares of Common Stock or other securities are either registered under the Securities Act of 1933, as amended, and all applicable state securities laws, or exempt from registration thereunder. All shares of Common Stock and other securities issued pursuant to the Program shall bear a restrictive legend summarizing any restrictions on transferability applicable thereto including those imposed by federal and state securities laws.

            Article 13. Covenant Against Competition. The Program Administrator shall have the right to condition the award to an employee of the Corporation or the Subsidiaries of any option, stock appreciation right, performance share or stock bonus under the Program upon the recipient's execution and delivery to the Corporation of an agreement not to compete with the Corporation during the recipient's employment and for such period thereafter as shall be determined by the Program Administrator. Such covenant against competition shall be in a form satisfactory to the Program Administrator.

            Article 14. Rights Upon Termination of Employment, Service as a Consultant or Service as a Director. The terms of the Independent Director Plan shall govern the rights of any holder of a stock option granted pursuant to such Independent Director Plan in the event of termination of service as a director for any reason. Notwithstanding any other provision of the Program, any option granted to an individual who has agreed to become an employee or a consultant or to an employee of any entity which the Company reasonably expects to become a Subsidiary, shall immediately terminate if the Program Administrator determines, in its sole discretion, that such person or entity, as the case may be, will not become an employee, consultant or Subsidiary. If a recipient ceases to be employed by or to provide consulting services or services as a director to the Corporation or any Subsidiary, or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which
Section 424(a) of the Code applies, for any reason other than death or disability, then, unless any other provision of the Program provides for earlier termination:

            (a) all options or stock appreciation rights (other than Naked Rights) shall terminate immediately in the event the recipient's employment or consulting services are


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     terminated for cause and in all other circumstances may be exercised, to the extent exercisable on the date of termination, until 30 days after the date of termination; provided, however, that the Program Administrator may, in its discretion, allow such options or stock appreciation rights (other than Naked Rights) to be exercised (to the extent exercisable on the date of termination) at any time within three months after the date of termination;

            (b) subject to Section 5(b) of the SAR Plan, all Naked Rights not payable on the date of termination shall terminate immediately;

            (c) all performance share awards shall terminate immediately unless the performance objectives have been achieved and the performance objective period has expired; and

            (d) all stock bonuses which are subject to forfeiture shall be forfeited as of the date of termination.

            Article 15. Rights Upon Disability. If a recipient becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by or while rendering consulting services or services as a director to the Corporation or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), then, unless any other provision of the Program provides for earlier termination:

            (a) all options or stock appreciation rights (other than Naked Rights) may be exercised, to the extent exercisable on the date of termination, at any time within one year after the date of termination due to disability;

            (b) all Naked Rights shall be fully paid by the Corporation as of the date of disability;

            (c) all performance share awards for which all performance objectives have been achieved (other than continued employment or status as a consultant on the Vesting Date) shall be paid in full by the Corporation; all other performance shares shall terminate immediately; and

            (d) all stock bonuses which are subject to forfeiture shall be forfeited as of the date of disability.

            Article 16. Rights Upon Death of Optionee. If a recipient dies while employed by or while rendering consulting services or services as a director to the Corporation or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which
Section 424(a) of the Code applies), then, unless any other provision of the Program provides for earlier termination:

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            (a) all options or stock appreciation rights (other than Naked
     Rights) may be exercised by the person or persons to whom the recipient's rights shall pass by will or by the laws of descent and distribution, to the extent exercisable on the date of death, at any time within one year after the date of death unless any other provision of the Program provides for earlier termination;

            (b) all Naked Rights shall be fully paid by the Corporation as of the date of death;

            (c) all performance share awards for which all performance objectives have been achieved (other than continued employment or status as a consultant on the Vesting Date) shall be paid in full by the Corporation; all other performance share awards shall terminate immediately; and

            (d) all stock bonuses which are subject to forfeiture shall be forfeited as of the date of death.

            Article 17. Non-Transferability. Options and stock appreciation rights granted under the Program may not be sold, pledged, assigned or transferred in any manner by the recipient otherwise than by will or by the laws of descent and distribution and shall be exercisable (a) during the recipient's lifetime only by the recipient and (b) after the recipient's death only by the recipient's executor, administrator or personal representative, provided, however that the Program Administrator may permit the recipient of a non-incentive stock option to transfer the option to a family member or a trust created for the benefit of family members. In the case of such a transfer, the transferee's rights and obligations with respect to the option shall be determined by reference to the recipient and the recipient's rights and obligations with respect to the option had no transfer been made. The recipient shall remain obligated pursuant to Articles 10 and 12 hereunder if required by applicable law. Common Stock which represents either performance shares prior to the satisfaction of the stated performance objectives and the expiration of the stated performance objective periods or stock bonus shares prior to the time that they are no longer subject to risk of forfeiture may not be sold, pledged, assigned or transferred in any manner.

            Article 18. Change in Control. All options granted pursuant to the Independent Director Plan shall become immediately exercisable upon the occurrence of a Change in Control Event. The Program Administrator shall have the authority to provide, either at the time that any other option or any stock appreciation right, performance share or stock bonus is granted or thereafter, that such option or stock appreciation right shall become fully exercisable upon the occurrence of a Change in Control Event or that all restrictions, performance objectives, performance objective periods and risks of forfeiture pertaining to a performance share or stock bonus award shall lapse upon the occurrence of a Change in Control Event. As used in the Program, a "Change in Control Event" shall be deemed to have occurred if:

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                  (i) Any person, firm or corporation acquires directly or
indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and immediately after such acquisition, the acquirer has Beneficial Ownership of voting securities representing 50% or more of the total voting power of all the then-outstanding voting securities of the Company;

                  (ii) The individuals (A) who, as of the date of closing of the Acquisitions described in the Company's registration statement pertaining to its initial public offering constitute the Board (the "Original Directors") or (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least 2/3 of the Original Directors then still in office (such Directors being called "Additional Original Directors") or (C) who are elected to the Board and whose election or nomination for election to the Board was approved by a vote of at least 2/3 of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board;

                  (iii) The stockholders of the Company shall approve a merger, consolidation, recapitalization or reorganization of the Company or the Company shall consummate any such transaction if stockholder approval is not sought or obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to such other continuing holders being not altered substantially in the transaction; or

                  (iv) The stockholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 50% or more in value of the total assets of the Company).

            Article 19. Mandatory Exercise. Upon the occurrence of or in anticipation of a contemplated Change in Control Event, the Company may give a holder of an option or stock appreciation right written notice requiring such person either (a) to exercise within a period of time established by the Company after receipt of the notice each option and stock appreciation right to the fullest extent exercisable at the end of that period or (b) to surrender such option or stock appreciation right or any unexercised portion thereof. Any portion of such option or stock appreciation right which shall not have been exercised in accordance with the provisions of the Program by the end of such period shall automatically lapse irrevocably and the holder shall have no further rights thereunder.

            Article 20. Method of Exercise. Any optionee may exercise his or her option from time to time by giving written notice thereof to the Corporation at its principal office together with payment in full for the shares of Common Stock to be purchased. The date of such exercise shall be the date on which the Corporation receives such notice. Such notice shall state


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the number of shares to be purchased. The purchase price of any shares purchased upon the exercise of any option granted pursuant to the Program shall be paid in full at the time of exercise of the option by certified or bank cashier's check payable to the order of the Corporation or, if permitted by the Program Administrator, by shares of Common Stock which have been held by the optionee for at least six months, or by a combination of checks and such shares of Common Stock. The Program Administrator may, in its sole discretion, permit an optionee to make "cashless exercise" arrangements, to the extent permitted by applicable law, and may require optionees to utilize the services of a single broker selected by the Program Administrator in connection with any cashless exercise. No option may be exercised for a fraction of a share of Common Stock. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value as determined by the Program Administrator in accordance with Section 4 of the Incentive Plan.

            Article 21. Ten-Year Limitations. Notwithstanding any other provision of the Program, (a) no option may be granted pursuant to the Program more than ten years after the date on which the Program was adopted by the Board of Directors and (b) any option granted under the Program shall, by its terms, not be exercisable more than ten years after the date of grant.

            Article 22. Initial Public Offering. For purposes of this Program, the term "Initial Public Offering" shall mean an initial public offering of shares of Common Stock in a firm commitment underwriting registered with the Securities and Exchange Commission in compliance with the provisions of the Securities Act of 1933, as amended. All options granted hereunder prior to the Initial Public Offering shall be conditional upon, and for all purposes hereunder, deemed granted upon, the Initial Public Offering.

            Article 23. Sunday or Holiday. In the event that the time for the performance of any action or the giving of any notice is called for under the Program within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

            Article 24. Governing Law. The Program shall be governed by and construed in accordance with the laws of the State of New Jersey.

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                                    PLAN I

                         VESTCOM INTERNATIONAL, INC.

                         INCENTIVE STOCK OPTION PLAN


            Section 1. General. This Vestcom International, Inc. Incentive Stock Option Plan ("Incentive Plan") is Part I of the Corporation's Program. The Corporation intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Code. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

            Section 2. Terms and Conditions. The Program Administrator may grant incentive stock options to any person eligible under Article 4 of the General Provisions. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrator shall, in its discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

            Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under the Incentive Plan expire later than ten years from the date on which the option is granted. Notwithstanding the foregoing, any option granted under the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary shall expire no later than five years from the date on which the option is granted.

            Section 4. Purchase Price. The option price with respect to any option granted pursuant to the Incentive Plan shall not be less than the Fair Market Value of the shares on the date of the grant of the option; except that the option price with respect to any option granted pursuant to the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation shall not be less than 110% of the Fair Market Value of the shares on the date the option is granted. "Fair Market Value" shall mean the fair market value of the Common Stock on the date of grant or other relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Program Administrator in accordance with generally accepted valuation principles and such other factors as the Program Administrator reasonably deems relevant.

            Section 5. Maximum Amount of Options in Any Calendar Year. The aggregate fair market value (determined as of the time the option is granted) of the Common Stock with


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respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under the terms of the Incentive Plan and all incentive stock option plans of the Corporation and the Subsidiaries) shall not exceed $100,000.

            Section 6. Exercise of Options. Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, options may only be exercised to the following extent during the following periods of employment:

                                              Maximum Percentage of
                                                Shares Covered by
                                               Option Which May be
              During                                Purchased
              ------                          ---------------------

     First 12 months after grant                          0

     First 24 months after grant                        25%

     First 36 months after grant                        50%

     First 48 months after grant                        75%

     Beyond 48 months after grant                      100%

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                                   PLAN II

                         VESTCOM INTERNATIONAL, INC.

                        SUPPLEMENTAL STOCK OPTION PLAN


            Section 1. General. This Vestcom International, Inc. Supplemental Stock Option Plan ("Supplemental Plan") is Part II of the Corporation's Program. Any option granted pursuant to this Supplemental Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Supplemental Plan shall be subject to the General Provisions of the Program.

            Section 2. Terms and Conditions. The Program Administrator may grant supplemental stock options to any person eligible under Article 4 of the General Provisions. The terms and conditions of options granted under this Supplemental Plan may differ from one another as the Program Administrator shall, in its discretion, determine as long as all options granted under this Supplemental Plan satisfy the requirements of this Supplemental Plan.

            Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of this Supplemental Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under this Supplemental Plan expire later than ten years from the date on which the option is granted.

            Section 4. Purchase Price. The option price with respect to any option granted pursuant to this Supplemental Plan shall be determined by the Program Administrator at the time of grant.

            Section 5. Exercise of Options. Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, options may only be exercised to the following extent during the following periods:

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                                                Maximum Percentage of
                                                  Shares Covered by
                                                 Option Which May be
                  During                              Purchased
                  ------                        ---------------------

      First 12 months after grant                          0
      First 24 months after grant                          25%
      First 36 months after grant                          50%
      First 48 months after grant                          75%
      Beyond 48 months after grant                        100%

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                                   PLAN III

                         VESTCOM INTERNATIONAL, INC.

                        STOCK APPRECIATION RIGHTS PLAN


            Section 1. General. This Vestcom International, Inc. Stock Appreciation Rights Plan ("SAR Plan") is Part III of the Corporation's Program.

            Section 2. Terms and Conditions. The Program Administrator may grant stock appreciation rights to any person eligible under Article 4 of the General Provisions. Stock appreciation rights may be granted either in tandem with supplemental stock options or incentive stock options as described in Section 4 of this SAR Plan or as naked stock appreciation rights as described in Section 5 of this SAR Plan.

            Section 3. Mode of Payment. At the discretion of the Program Administrator, payments to recipients upon exercise of stock appreciation rights may be made in (a) cash by bank check, (b) shares of Common Stock having a fair market value (determined in the manner provided in Section 4 of the Incentive
Plan) equal to the amount of the payment, (c) a note in the amount of the payment containing such terms as are approved by the Program Administrator or
(d) any combination of the foregoing in an aggregate amount equal to the amount of the payment.

            Section 4. Stock Appreciation Right in Tandem with Supplemental or Incentive Stock Option. A SAR granted in tandem with a supplemental stock option or an incentive stock option (in either case, an "Option") shall be on the following terms and conditions:

            (a) Each SAR shall relate to a specific Option or portion of an Option granted under the Supplemental Stock Option Plan or Incentive Stock Option Plan, as the case may be, and may be granted by the Program Administrator at the same time that the Option is granted or at any time thereafter prior to the last day on which the Option may be exercised.

            (b) A SAR shall entitle a recipient, upon surrender of the unexpired related Option, or a portion thereof, to receive from the Corporation an amount equal to the excess of (i) the Fair Market Value (determined in accordance with Section 4 of the Incentive Plan) of the shares of Common Stock which the recipient would have been entitled to purchase on that date pursuant to the portion of the Option surrendered over (ii) the amount which the recipient would have been required to pay to purchase such shares upon exercise of such Option.

            (c) A SAR shall be exercisable only for the same number of shares of Common Stock, and only at the same times, as the Option to which it relates. SARs shall be subject to such other terms and conditions as the Program Administrator may specify.

            (d) A SAR shall lapse at such time as the related Option is exercised or lapses pursuant to the terms of the Program. On exercise of the SAR, the related Option shall lapse as to the number of shares exercised.

            Section 5. Naked Stock Appreciation Right. SARs granted by the Program Administrator as naked stock appreciation rights ("Naked Rights") shall be subject to the following terms and conditions:

            (a) The Program Administrator may award Naked Rights to recipients for periods not exceeding ten years. Each Naked Right shall represent the right to receive the excess of the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the Incentive Plan) on the date of exercise of the Naked Right over the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the Incentive Plan) on the date the Naked Right was awarded to the recipient.

            (b) Unless otherwise provided by the Program Administrator at the time of award or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted Naked Rights, Naked Rights may only be exercised to the following extent during the following periods of employment or service as a consultant or director:

                                                    Maximum Percentage
                                                   of Naked Rights Which
                    During                           May Be Exercised
                    ------                         ---------------------

          First 12 months after award                       0%
          First 24 months after award                       25%
          First 36 months after award                       50%
          First 48 months after award                       75%
          Beyond 48 months after award                      100%

            (c) The Naked Rights solely measure and determine the amounts to be paid to recipients upon exercise as provided in Section 5(a). Naked Rights do not represent Common Stock or any right to receive Common Stock. The Corporation shall not hold in trust or otherwise segregate amounts which may become payable to recipients of Naked Rights; such funds shall be part of the general funds of the Corporation. Naked Rights shall constitute an unfunded contingent promise to make future payments to the recipient.

                                   PLAN IV

                         VESTCOM INTERNATIONAL, INC.

                            PERFORMANCE SHARE PLAN


            Section 1. General. This Vestcom International, Inc. Performance Share Plan ("Performance Share Plan") is Part IV of the Corporation's Program. Unless any provision herein indicates to the contrary, this Performance Share Plan shall be subject to the General Provisions of the Program.

            Section 2. Terms and Conditions. The Program Administrator may grant performance shares to any person eligible under Article 4 of the General Provisions. Each performance share grant shall confer upon the recipient thereof the right to receive a specified number of shares of Common Stock of the Corporation contingent upon the achievement of specified performance objectives within a specified performance objective period including, but not limited to, the recipient's continued employment or status as a consultant through the period set forth in Section 5 of this Performance Share Plan. At the time of an award of a performance share, the Program Administrator shall specify the performance objectives, the performance objective period or periods and the period of duration of the performance share grant. Any performance shares granted under this Plan shall constitute an unfunded promise to make future payments to the affected person upon the completion of specified conditions.

            Section 3. Mode of Payment. At the discretion of the Program Administrator, payments of performance shares may be made in (a) shares of Common Stock, (b) a check in an amount equal to the Fair Market Value (determined in the manner provided in Section 4 of the Incentive Plan) of the shares of Common Stock to which the performance share award relates, (c) a note in the amount specified above in Section 3(b) containing such terms as are approved by the Program Administrator or (d) any combination of the foregoing in the aggregate amount equal to the amount specified above in Section 3(b).

            Section 4. Performance Objective Period. The duration of the period within which to achieve the performance objectives shall be determined by the Program Administrator. The period may not be less than one year nor more than ten years from the date that the performance share is granted. The Program Administrator shall determine whether performance objectives have been met with respect to each applicable performance objective period. Such determination shall be made promptly after the end of each applicable performance objective period, but in no event later than 90 days after the end of each applicable performance objective period. All determinations by the Program Administrator with respect to the achievement of performance objectives shall be final, binding on and conclusive with respect to each recipient.

            Section 5. Vesting of Performance Shares. Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted performance shares, the Corporation shall pay to the recipient on the date set forth in Column 1 below ("Vesting Date") the percentage of the recipient's performance share award set forth in Column 2 below.

                   Column 1                         Column 2
                 Vesting Date                      Percentage
                 ------------                      ----------

           1 year from Date of Grant                   25%
           2 years from Date of Grant                  25%
           3 years from Date of Grant                  25%
           4 years from Date of Grant                  25%

                                    PLAN V

                         VESTCOM INTERNATIONAL, INC.

                               STOCK BONUS PLAN


            Section 1. General. This Vestcom International, Inc. Stock Bonus Plan ("Stock Bonus Plan") is Part V of the Corporation's Program. Unless any provision herein indicates to the contrary, this Stock Bonus Plan shall be subject to the General Provisions of the Program.

            Section 2. Terms and Conditions. The Program Administrator may grant bonuses in the form of shares of Common Stock to any person eligible under
Article 4 of the General Provisions. Each such stock bonus shall be forfeited by the recipient in the event that the recipient's employment by or status as a consultant or director with the Corporation terminates within the time periods specified in Section 3 of this Stock Bonus Plan or within such other time period as the Program Administrator also may provide at the time of grant. The Program Administrator also may provide at the time of grant that the Common Stock subject to the stock bonus shall be forfeited by the recipient upon the occurrence of other events.

            Section 3. Forfeiture of Bonus Shares. Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to Article 18 of the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted bonus shares, the percentage set forth in Column 2 below of shares of Common Stock issued as a stock bonus shall be forfeited and transferred back to the Corporation by the recipient without payment of any consideration from the Corporation if the recipient's employment by or status as a consultant or director with the Corporation is terminated for any reason during the time periods specified in Column 1 below:

              Column 1
         Employment or Status                    Column 2
      as a Consultant or Director            Percentage of Bonus
          Terminates Within             Shares Which are Forfeitable
          -----------------             ----------------------------

      First 12 months after grant                    100%

      First 24 months after grant                     75%

      First 36 months after grant                     50%

      First 48 months after grant                     25%

      Beyond 48 months after grant                     0%

            Section 4. Rights as a Shareholder; Stock Certificates. A recipient shall have rights as a shareholder with respect to any shares of Common Stock received as a stock bonus represented by a stock certificate issued in his name even though all or a portion of such shares remain subject to a risk of forfeiture hereunder, except that shares subject to forfeiture shall not be transferable. Stock certificates representing such shares which remain subject to forfeiture together with a related stock power shall be held by the Corporation and shall be canceled and returned to the Corporation's treasury if thereafter forfeited. Stock certificates representing such shares which are vested and no longer subject to forfeiture shall be delivered to the recipient.

                                   PLAN VI

                         VESTCOM INTERNATIONAL, INC.

                          INDEPENDENT DIRECTOR PLAN


            Section 1. General. This Vestcom International, Inc. Independent Director Plan ("Independent Director Plan") is Part VI of the Corporation's Program. Any option granted pursuant to this Independent Director Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Independent Director Plan shall be subject to the General Provisions of the Program.

            Section 2. Definitions. As used in this Independent Director Plan, the following definitions shall apply.

                  (a) "Anniversary Date" shall mean, for each Independent Director, the date on which such Independent Director is first appointed or elected to serve on the Board and each annual anniversary of such date on which such person continues to serve on the Board as an Independent Director.

                  (b) "Employee" shall mean any person employed on a full-time basis by the Company or any present or future Subsidiary of the Company.

                  (c) "Fair Market Value" shall have the meaning set forth in
Section 4 of the Incentive Plan.

                  (d) "Independent Director" shall mean any member of the Board who, on any of such person's Anniversary Dates, shall not have served as an Employee during the twelve months preceding such Anniversary Date.

                  (e) "New Independent Director" shall have the meaning set forth in Section 4 of this Independent Director Plan.

                  (f) "Option" shall mean the right, granted pursuant to Section 4 of this Independent Director Plan, to purchase one or more shares of Common Stock.

                  (g) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and
(g) of the Code.

            Section 3. Eligibility. The only persons eligible to receive Options under the Independent Director Plan shall be persons who, on their applicable Anniversary Date, constitute Independent Directors.

            Section 4. Automatic Grant. The Company shall grant to each Independent Director who first becomes a director of the Company during the term of the Independent Director Plan (a "New Independent Director") an Option to purchase 10,000 shares of Common Stock on the date of his first appointment or election as a director of the Company. On the first Anniversary Date of each New Independent Director's appointment or election as a director of the Company, and on each subsequent Anniversary Date thereafter during the term of the Independent Director Plan, the Company shall grant to such Independent Director an Option to purchase 5,000 shares of Common Stock. Notwithstanding the foregoing, each individual who agrees to become a New Independent Director prior to the consummation of the Company's Initial Public Offering shall be granted an Option to purchase 10,000 shares of Common Stock at an exercise price equal to the initial public offering price per share. Such option grant shall be conditional upon, and for all purposes hereunder be deemed granted upon, the Initial Public Offering.

            Section 5. Option Price. Subject to the provisions of Section 4 hereunder, the exercise price per share of the Common Stock covered by each Option shall be the Fair Market Value of a share of the Common Stock on the date the Option is granted.

            Section 6. Term of Options. Subject to earlier termination as provided in Sections 8 and 9 of this Independent Director Plan and subject to the provisions of Article 19 of the General Provisions of the Program, the term of each Option shall be ten years from the date of grant.

            Section 7. Exercise of Options.

                  (a) An Option granted to an Independent Director under this Independent Director Plan shall become fully exercisable as to 100% of the shares of Common Stock covered thereby one year after the date of grant, subject to acceleration as set forth in Article 18 of the General Provisions of the Program.

                  (b) An Option may be exercised as to any or all full shares of Common Stock as to which the Option is then exercisable.

                  (c) Except as provided in Sections 8 and 9 of this Independent Director Plan, no Option may be exercised unless the holder thereof is then a director of the Company.

            Section 8.  Termination of Relationship to the Company.

                  (a) In the event that any holder shall cease to be a director of the Company, except as set forth in Section 9 below or upon removal for cause, such Option (subject to the other provisions of this Independent Director
Plan) may be exercised (to the extent that the holder was entitled to exercise at the termination of his service as a director) at any time within three months after such termination, but not more than ten years after the date on which such Option was granted.

                  (b) Other than as provided in Section 8(a), Options granted under this Independent Director Plan shall not be affected by any change of duties or position so long as the holder continues to be a director of the Company.

                  (c) Nothing in this Independent Director Plan or in any Option granted pursuant to this Independent Director Plan shall confer upon any individual any right to continue as a director of the Company, or affect the right of the Company or its shareholders to terminate his directorship at any time.

                  (d) Upon the removal of an Independent Director for cause, any Option previously granted to such person shall terminate immediately.

            Section 9. Death or Disability of Holder. If a person to whom an Option has been granted under this Independent Director Plan shall:

                  (a) die (i) while serving as a director of the Company or (ii) within three months after the termination of such position other than termination for cause, or

                  (b) become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code while serving as a director,

then if the Option was otherwise exercisable at the time of the happening of such event, such Option may be exercised as set forth herein by the holder or, in the event of death, by the person or persons to whom the holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators. The period for exercise to the extent provided in Section 8 shall be extended to one year in the case of the permanent and total disability or two years in the case of the death of the holder, but not more than 10 years after the date on which such Option was granted.